UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2016

Date of reporting period :	January 1, 2016 — December 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Variable Trust

Annual report
12 | 31 | 16

Putnam VT
High Yield Fund

Message from the Trustees

Dear Shareholder:

With 2017 under way, investor sentiment generally brightened at the prospect of moving beyond the challenges of the past year, when politics tested markets. Fortunately, market turbulence in the aftermath of key political events was in many cases followed by impressive rebounds, and annual performance in most global financial markets exceeded expectations.

Of course, uncertainties and macroeconomic risks do not simply disappear with the close of the calendar year. Conditions in the bond market have changed given the shift in the potential for inflation. As such, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we also believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended December 31, 2016, as well as an outlook for the coming months.

As always, thank you for investing with Putnam.

Performance summary (as of 12/31/16)

Investment objective

High current income, with a secondary objective of capital growth when consistent with achieving high current income

Net asset value December 31, 2016

Class IA: $6.50	Class IB: $6.44

Total return at net asset value

			JPMorgan
(as of			Developed High
12/31/16)	Class IA shares*	Class IB shares†	Yield Index‡

1 year	15.66%	15.55%	18.22%

5 years	40.62	38.97	44.59
Annualized	7.06	6.80	7.65

10 years	88.48	84.06	111.25
Annualized	6.54	6.29	7.77

Life	741.36	695.77	—
Annualized	7.64	7.44	—

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

‡ The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class IA shares.

The JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities.

Credit qualities are shown as a percentage of net assets. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Putnam VT High Yield Fund	1

Report from your fund’s manager

What was the environment like for high-yield bonds during the 12-month reporting period ended December 31, 2016?

U.S. high-yield bonds staged a dramatic rebound during the 12-month reporting period ended December 31, 2016. As measured by the JPMorgan Developed High Yield Index, the high-yield market sharply reversed course in February 2016 and gained 18.22% for the full 12 months of 2016.

After a volatile start to the period, the high-yield market began to benefit from improvements across a broad range of global issues, including higher oil prices, easing concerns about the strength of China’s economy, and improving U.S. economic data.

The high-yield rally was briefly disrupted in June, as the United Kingdom’s vote to exit the European Union, dubbed “Brexit,” surprised investors and reverberated throughout global markets. However, as investors reassessed the broader impact of Brexit in the days following the vote, credit-sensitive securities rose once again and remained on an uptrend through October.

Interest rates trended gradually higher from midsummer through the end of October, then spiked in the week following the U.S. presidential election. Financial market sentiment abruptly shifted and appeared to focus on increasing prospects for higher interest rates and rising inflation in 2017. Against this higher interest-rate backdrop, high-yield bonds suffered a slight downturn in November, their first negative month since February.

High-yield bonds performed very well in December, with the JPMorgan Developed High Yield Index advancing 2.20% for the month. Positive fundamental implications of higher oil prices and the expectations for potentially supportive fiscal and regulatory policy changes by the incoming Trump administration bolstered the asset class.

Reflecting a more favorable environment for riskier assets, lower-quality bonds outperformed the market. From a sector/industry perspective, metals/mining, energy, and chemicals were the top-performing groups. Conversely, more-defensive categories, such as health care, food and beverages, and paper and packaging were the weakest performers.

What factors had the biggest influence on Putnam VT High Yield Fund’s relative performance during the period?

At the sector/industry level, underweighting the rallying metals/mining and energy cohorts hampered the fund’s performance versus its benchmark, the JPMorgan Developed High Yield Index, as did lighter-than-benchmark exposure to technology.

In addition, the fund avoided bonds at the lowest end of the credit-quality spectrum, and this area of the market outperformed. A modest allocation to floating-rate bank loans also dampened relative performance, as high-yield debt outperformed loans for the period. On the positive side, overall positioning in telecommunications, an overweight in housing, and security selection in utilities aided the fund’s relative results.

In terms of individual holdings, a sizable position in wireless communications provider Sprint Communications was among the top relative contributors. Within the energy sector, overweight allocations to oil and gas exploration and production companies Seventy Seven Energy and SM Energy aided performance amid recovering oil prices.

On the downside, overweights in resort and casino operator Caesars Entertainment and, within the financials sector, Royal Bank of Scotland, hampered relative results. Additionally, not owning index component Peabody Energy also detracted, as the coal producer’s bonds rallied in step with rising commodity prices.

What is your outlook for the high-yield market, and how do you plan to position the fund?

Overall, we have a positive post-election outlook for high-yield bonds. We evaluate the high-yield market on three levels: fundamentals, valuation, and “technicals,” or the balance of supply and demand. As of year-end 2016, we thought the fundamental and technical environments were positive and valuation was closer to neutral. Although valuations were less compelling than earlier in 2016, we thought spreads remained fair on the heels of generally supportive fundamental conditions. What’s more, given the suppression of bond yields worldwide, high-yield bond income levels remained attractive, in our view.

U.S. gross domestic product expanded at a seasonally adjusted annual rate of 3.5% in the third quarter of 2016, according to the Commerce Department, the strongest quarterly pace of growth in two years. We think this more robust pace of U.S. growth may continue in 2017.

As for positioning, we plan to maintain broad diversification across market sectors. At period-end, the majority of the fund’s holdings were in split Ba-rated or B-rated bonds, which occupy the middle tier of high-yield credit quality. From a sector and industry perspective, we favored gaming, lodging and leisure, housing, and utilities. Conversely, the fund was underweight in energy, technology, services, food and beverages, cable and satellite, transportation, and health care.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives

2	Putnam VT High Yield Fund

include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Your fund’s manager

Portfolio Manager Paul D. Scanlon, CFA, is a Co-Head of Fixed Income at Putnam. He joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT High Yield Fund	3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/16 to 12/31/16. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB

Total annual operating expenses for the fiscal
year ended 12/31/15	0.70%	0.95%

Annualized expense ratio for the six-month
period ended 12/31/16*	0.72%	0.97%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/16		ended 12/31/16

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$3.75	$5.05	$3.66	$4.93

Ending value
(after
expenses)	$1,070.80	$1,069.80	$1,021.52	$1,020.26

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/16. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4	Putnam VT High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT High Yield Fund (the “Fund”) as of December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments as of December 31, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 7, 2017

Putnam VT High Yield Fund	5

The fund’s portfolio 12/31/16

CORPORATE BONDS AND NOTES (84.3%)*	Principal amount	Value

Advertising and marketing services (0.5%)
Lions Gate Entertainment Corp. 144A sr.
unsec. unsub. notes 5.875%, 11/1/24	$485,000	$491,063

Outfront Media Capital, LLC/Outfront Media
Capital Corp. company guaranty sr. unsec.
sub. notes 5.875%, 3/15/25	355,000	371,863

Outfront Media Capital, LLC/Outfront Media
Capital Corp. company guaranty sr. unsec.
sub. notes 5.625%, 2/15/24	315,000	327,600

		1,190,526
Automotive (0.8%)
Fiat Chrysler Automobiles NV sr. unsec.
unsub. notes 5.25%, 4/15/23 (Italy)	460,000	468,418

General Motors Co. sr. unsec. notes 5.20%,
4/1/45	120,000	115,669

General Motors Financial Co., Inc. company
guaranty sr. unsec. notes 4.00%, 10/6/26	385,000	370,186

General Motors Financial Co., Inc. company
guaranty sr. unsec. unsub. notes 3.45%,
4/10/22	190,000	187,898

IHO Verwaltungs GmbH 144A sr. notes 4.75%,
9/15/26 (Germany) ‡‡	330,000	318,450

IHO Verwaltungs GmbH 144A sr. notes 4.50%,
9/15/23 (Germany) ‡‡	235,000	229,713

Navistar International Corp. company
guaranty sr. unsec. notes 8.25%, 11/1/21	326,000	330,075

		2,020,409
Broadcasting (2.6%)
CBS Radio, Inc. 144A company guaranty
sr. unsec. notes 7.25%, 11/1/24	150,000	157,500

Clear Channel Worldwide Holdings, Inc.
company guaranty sr. unsec. sub. notes
7.625%, 3/15/20	635,000	631,825

Clear Channel Worldwide Holdings, Inc.
company guaranty sr. unsec. unsub. notes
6.50%, 11/15/22	820,000	838,450

Gray Television, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 7/15/26	725,000	719,563

iHeartCommunications, Inc. company
guaranty sr. notes 9.00%, 12/15/19	740,000	604,950

Nexstar Escrow Corp. 144A company
guaranty sr. unsec. notes 5.625%, 8/1/24	735,000	729,488

Sinclair Television Group, Inc. 144A company
guaranty sr. unsec. sub. notes 5.625%, 8/1/24	1,035,000	1,058,288

Sirius XM Radio, Inc. 144A company
guaranty sr. unsec. sub. notes 6.00%, 7/15/24	320,000	334,800

Townsquare Media, Inc. 144A company
guaranty sr. unsec. notes 6.50%, 4/1/23	190,000	181,450

Tribune Media Co. company guaranty sr.
unsec. notes 5.875%, 7/15/22	420,000	426,825

Univision Communications, Inc. 144A
company guaranty sr. sub. notes 5.125%,
2/15/25	810,000	774,563

		6,457,702
Building materials (0.7%)
Masonite International Corp. 144A company
guaranty sr. unsec. notes 5.625%, 3/15/23	710,000	733,075

Standard Industries, Inc. 144A sr. unsec.
notes 6.00%, 10/15/25	245,000	257,863

CORPORATE BONDS
AND NOTES (84.3%)* cont.	Principal amount	Value

Building materials cont.
Standard Industries, Inc. 144A sr. unsec.
notes 5.375%, 11/15/24	$660,000	$678,150

Standard Industries, Inc./NJ 144A sr. unsec.
notes 5.125%, 2/15/21	65,000	67,763

		1,736,851
Capital goods (6.4%)
Advanced Disposal Services, Inc. 144A
sr. unsec. notes 5.625%, 11/15/24	835,000	830,825

Allison Transmission, Inc. 144A company
guaranty sr. unsec. notes 5.00%, 10/1/24	630,000	636,300

Ardagh Packaging Finance PLC/Ardagh
Holdings USA, Inc. 144A company guaranty
sr. unsec. notes 7.25%, 5/15/24 (Ireland)	885,000	929,250

ATS Automation Tooling Systems, Inc. 144A
sr. unsec. notes 6.50%, 6/15/23 (Canada)	295,000	305,325

Belden, Inc. 144A company guaranty
sr. unsec. sub. notes 5.50%, 9/1/22	130,000	133,900

Belden, Inc. 144A company guaranty
sr. unsec. sub. notes 5.25%, 7/15/24	580,000	582,900

Berry Plastics Corp. company
guaranty notes 6.00%, 10/15/22	205,000	216,788

Bombardier, Inc. 144A sr. unsec. notes
8.75%, 12/1/21 (Canada)	515,000	544,613

Bombardier, Inc. 144A sr. unsec.
unsub. notes 4.75%, 4/15/19 (Canada)	95,000	95,475

Briggs & Stratton Corp. company
guaranty sr. unsec. notes 6.875%, 12/15/20	800,000	876,248

Crown Cork & Seal Co., Inc. company
guaranty sr. unsec. bonds 7.375%, 12/15/26	215,000	240,800

Gates Global, LLC/Gates Global Co. 144A
company guaranty sr. unsec. notes 6.00%,
7/15/22	1,370,000	1,337,463

KLX, Inc. 144A company guaranty sr. unsec.
notes 5.875%, 12/1/22	855,000	880,650

Legrand France SA sr. unsec. unsub. notes
8.50%, 2/15/25 (France)	920,000	1,188,648

Manitowoc Foodservice, Inc. sr. unsec.
notes 9.50%, 2/15/24	945,000	1,089,113

MasTec, Inc. company guaranty sr. unsec.
unsub. notes 4.875%, 3/15/23	950,000	928,625

Moog, Inc. 144A company guaranty sr. unsec.
notes 5.25%, 12/1/22	680,000	693,600

Oshkosh Corp. company guaranty sr. unsec.
sub. notes 5.375%, 3/1/25	305,000	311,100

Oshkosh Corp. company guaranty sr. unsec.
sub. notes 5.375%, 3/1/22	425,000	442,000

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu
company guaranty sr. unsec. unsub. notes
8.25%, 2/15/21 (New Zealand)	128,314	132,484

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu 144A
company guaranty sr. unsec. unsub. notes
7.00%, 7/15/24	450,000	478,406

Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 12/15/24	365,000	376,972

Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 5.00%, 7/15/26	200,000	196,250

6	Putnam VT High Yield Fund

CORPORATE BONDS
AND NOTES (84.3%)* cont.	Principal amount	Value

Capital goods cont.
Terex Corp. company guaranty sr. unsec.
notes 6.00%, 5/15/21	$185,000	$189,163

TI Group Automotive Systems, LLC 144A
sr. unsec. notes 8.75%, 7/15/23	1,035,000	1,081,575

TransDigm, Inc. 144A company guaranty
sr. unsec. sub. bonds 6.375%, 6/15/26	325,000	333,775

ZF North America Capital, Inc. 144A
company guaranty sr. unsec. unsub. notes
4.75%, 4/29/25	770,000	783,475

ZF North America Capital, Inc. 144A
company guaranty sr. unsec. unsub. notes
4.50%, 4/29/22	150,000	154,688

		15,990,411
Chemicals (2.8%)
A Schulman, Inc. 144A company guaranty
sr. unsec. unsub. notes 6.875%, 6/1/23	505,000	527,725

Axalta Coating Systems, LLC 144A company
guaranty sr. unsec. unsub. notes 4.875%,
8/15/24	385,000	385,000

Blue Cube Spinco, Inc. company guaranty
sr. unsec. unsub. notes 9.75%, 10/15/23	550,000	654,500

Chemours Co. (The) company guaranty
sr. unsec. unsub. notes 7.00%, 5/15/25	445,000	438,325

Chemours Co. (The) company guaranty
sr. unsec. unsub. notes 6.625%, 5/15/23	395,000	391,050

Compass Minerals International, Inc. 144A
company guaranty sr. unsec. notes 4.875%,
7/15/24	315,000	300,825

GCP Applied Technologies, Inc. 144A
company guaranty sr. unsec. notes 9.50%,
2/1/23	810,000	929,475

Huntsman International, LLC company
guaranty sr. unsec. notes 5.125%, 11/15/22	445,000	453,900

Kraton Polymers, LLC/Kraton Polymers
Capital Corp. 144A company guaranty
sr. unsec. notes 10.50%, 4/15/23	465,000	524,288

Platform Specialty Products Corp. 144A
sr. unsec. notes 10.375%, 5/1/21	75,000	83,063

Platform Specialty Products Corp. 144A
sr. unsec. notes 6.50%, 2/1/22	280,000	282,100

PQ Corp. 144A company guaranty sr. notes
6.75%, 11/15/22	145,000	155,150

Tronox Finance, LLC company guaranty
sr. unsec. notes 6.375%, 8/15/20	95,000	88,825

Tronox Finance, LLC 144A company
guaranty sr. unsec. notes 7.50%, 3/15/22	525,000	489,563

Univar USA, Inc. 144A company guaranty
sr. unsec. notes 6.75%, 7/15/23	455,000	469,788

WR Grace & Co.- Conn. 144A company
guaranty sr. unsec. notes 5.625%, 10/1/24	850,000	892,500

		7,066,077
Commercial and consumer services (0.3%)
Ritchie Bros Auctioneers, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 1/15/25
(Canada)	150,000	153,000

Sabre GLBL, Inc. 144A company
guaranty sr. notes 5.375%, 4/15/23	510,000	520,200

		673,200

CORPORATE BONDS
AND NOTES (84.3%)* cont.	Principal amount	Value

Communication services (10.0%)
Altice Financing SA 144A company guaranty
sr. notes 6.625%, 2/15/23 (Luxembourg)	$200,000	$205,750

Altice Finco SA 144A company guaranty
sr. unsec. unsub. notes 7.625%, 2/15/25
(Luxembourg)	600,000	607,500

Altice SA 144A company guaranty sr. unsec.
notes 7.75%, 5/15/22 (Luxembourg)	1,340,000	1,430,450

Cablevision Systems Corp. sr. unsec.
unsub. notes 8.00%, 4/15/20	75,000	82,313

CCO Holdings, LLC/CCO Holdings Capital
Corp. company guaranty sr. unsec. notes
5.25%, 9/30/22	245,000	254,188

CCO Holdings, LLC/CCO Holdings Capital
Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 5/1/26	450,000	459,000

CCO Holdings, LLC/CCO Holdings Capital
Corp. 144A company guaranty sr. unsec.
notes 5.875%, 4/1/24	1,210,000	1,291,675

CCO Holdings, LLC/CCO Holdings Capital
Corp. 144A sr. unsec. notes 5.75%, 2/15/26	215,000	222,525

CCO Holdings, LLC/CCO Holdings Capital
Corp. 144A sr. unsec. unsub. notes 5.125%,
5/1/23	615,000	633,450

Cequel Communications Holdings I,
LLC/Cequel Capital Corp. 144A sr. sub. notes
7.75%, 7/15/25	200,000	220,000

Cequel Communications Holdings I,
LLC/Cequel Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 12/15/21	795,000	808,913

Cequel Communications Holdings I,
LLC/Cequel Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 12/15/21	270,000	274,725

CSC Holdings, LLC sr. unsec. unsub. bonds
5.25%, 6/1/24	1,240,000	1,212,100

CSC Holdings, LLC sr. unsec. unsub. notes
6.75%, 11/15/21	180,000	193,500

CSC Holdings, LLC 144A sr. unsec.
unsub. notes 10.125%, 1/15/23	1,210,000	1,397,550

Digicel Group, Ltd. 144A sr. unsec. notes
8.25%, 9/30/20 (Jamaica)	650,000	557,681

Digicel, Ltd. 144A company guaranty sr. unsec.
notes 6.75%, 3/1/23 (Jamaica)	520,000	469,300

DISH DBS Corp. company guaranty sr. unsec.
unsub. notes 5.875%, 11/15/24	425,000	437,325

Frontier Communications Corp. sr. unsec.
notes 11.00%, 9/15/25	240,000	247,800

Frontier Communications Corp. sr. unsec.
notes 10.50%, 9/15/22	700,000	735,910

Frontier Communications Corp. sr. unsec.
notes 8.875%, 9/15/20	195,000	207,675

Frontier Communications Corp. sr. unsec.
unsub. notes 7.625%, 4/15/24	140,000	125,300

Intelsat Jackson Holdings SA company
guaranty sr. unsec. notes 7.50%, 4/1/21
(Bermuda)	305,000	232,563

Intelsat Luxembourg SA company
guaranty sr. unsec. bonds 7.75%, 6/1/21
(Luxembourg)	66,000	21,615

Intelsat Luxembourg SA company guaranty
sr. unsec. sub. bonds 8.125%, 6/1/23
(Luxembourg)	185,000	57,813

Putnam VT High Yield Fund	7

CORPORATE BONDS
AND NOTES (84.3%)* cont.	Principal amount	Value

Communication services cont.
Level 3 Communications, Inc. sr. unsec.
unsub. notes 5.75%, 12/1/22	$120,000	$123,300

Level 3 Financing, Inc. company guaranty
sr. unsec. unsub. notes 5.375%, 1/15/24	120,000	121,200

Level 3 Financing, Inc. company guaranty
sr. unsec. unsub. notes 5.375%, 8/15/22	115,000	118,738

Neptune Finco Corp. 144A sr. unsec.
unsub. notes 10.875%, 10/15/25	200,000	238,000

Quebecor Media, Inc. sr. unsec.
unsub. notes 5.75%, 1/15/23 (Canada)	110,000	113,988

Qwest Corp. sr. unsec. unsub. notes 7.25%,
9/15/25	380,000	407,644

SFR Group SA 144A company guaranty
sr. notes 7.375%, 5/1/26 (France)	510,000	522,750

SFR Group SA 144A company guaranty
sr. notes 6.00%, 5/15/22 (France)	365,000	374,125

Sprint Capital Corp. company guaranty
sr. unsec. unsub. notes 6.875%, 11/15/28	1,760,000	1,738,000

Sprint Communications, Inc. 144A company
guaranty sr. unsec. notes 9.00%, 11/15/18	345,000	380,363

Sprint Corp. company guaranty sr. unsec.
sub. notes 7.875%, 9/15/23	1,050,000	1,120,875

Sprint Corp. company guaranty sr. unsec.
sub. notes 7.25%, 9/15/21	1,185,000	1,259,063

Sprint Spectrum Co., LLC/Sprint Spectrum
Co. II, LLC/Sprint Spectrum Co. III, LL 144A
company guaranty sr. notes 3.36%, 9/20/21	405,000	405,757

T-Mobile USA, Inc. company guaranty
sr. unsec. notes 6.625%, 4/1/23	545,000	577,019

T-Mobile USA, Inc. company guaranty
sr. unsec. notes 6.375%, 3/1/25	860,000	919,125

T-Mobile USA, Inc. company guaranty
sr. unsec. notes 6.25%, 4/1/21	500,000	519,375

T-Mobile USA, Inc. company guaranty
sr. unsec. unsub. notes 6.633%, 4/28/21	150,000	156,563

T-Mobile USA, Inc. company guaranty
sr. unsec. unsub. notes 6.125%, 1/15/22	505,000	532,775

Unitymedia GmbH 144A company guaranty
sr. notes 6.125%, 1/15/25 (Germany)	200,000	205,500

Videotron, Ltd. company guaranty sr. unsec.
unsub. notes 5.00%, 7/15/22 (Canada)	685,000	702,981

Virgin Media Finance PLC 144A company
guaranty sr. unsec. notes 6.375%, 4/15/23
(United Kingdom)	285,000	296,756

West Corp. 144A company guaranty sr. unsec.
sub. notes 5.375%, 7/15/22	595,000	574,175

WideOpenWest Finance, LLC/WideOpenWest
Capital Corp. company guaranty sr. unsec.
sub. notes 10.25%, 7/15/19	560,000	590,800

Windstream Services, LLC company
guaranty sr. unsec. notes 6.375%, 8/1/23	540,000	481,950

		24,867,443
Construction (2.7%)
Beacon Roofing Supply, Inc. company
guaranty sr. unsec. unsub. notes 6.375%,
10/1/23	870,000	928,186

BMC East, LLC 144A company
guaranty sr. notes 5.50%, 10/1/24	580,000	578,550

Builders FirstSource, Inc. 144A company
guaranty sr. unsec. notes 10.75%, 8/15/23	679,000	779,153

Builders FirstSource, Inc. 144A company
guaranty sr. unsub. notes 5.625%, 9/1/24	720,000	723,600

CORPORATE BONDS
AND NOTES (84.3%)* cont.	Principal amount	Value

Construction cont.
Cemex Finance, LLC 144A company
guaranty sr. notes 9.375%, 10/12/22 (Mexico)	$425,000	$462,188

Cemex Finance, LLC 144A company
guaranty sr. notes 6.00%, 4/1/24 (Mexico)	615,000	631,913

Cemex SAB de CV 144A company
guaranty sr. sub. notes 5.70%, 1/11/25
(Mexico)	200,000	202,250

CPG Merger Sub, LLC 144A company
guaranty sr. unsec. notes 8.00%, 10/1/21	255,000	262,650

HD Supply, Inc. 144A company guaranty
sr. unsec. notes 5.75%, 4/15/24	260,000	274,482

U.S. Concrete, Inc. company guaranty
sr. unsec. unsub. notes 6.375%, 6/1/24	600,000	634,500

USG Corp. 144A company guaranty sr. unsec.
notes 5.50%, 3/1/25	440,000	452,100

Weekley Homes, LLC/Weekley Finance Corp.
sr. unsec. notes 6.00%, 2/1/23	870,000	774,300

		6,703,872
Consumer (0.2%)
Spectrum Brands, Inc. company guaranty
sr. unsec. notes 5.75%, 7/15/25	220,000	228,250

Spectrum Brands, Inc. company guaranty
sr. unsec. unsub. notes 6.125%, 12/15/24	300,000	316,500

		544,750
Consumer staples (4.1%)
1011778 BC ULC/New Red Finance, Inc. 144A
company guaranty notes 6.00%, 4/1/22
(Canada)	845,000	883,025

1011778 BC ULC/New Red Finance, Inc. 144A
company guaranty sr. notes 4.625%,
1/15/22 (Canada)	240,000	245,400

Ashtead Capital, Inc. 144A company
guaranty notes 6.50%, 7/15/22	675,000	707,063

BlueLine Rental Finance Corp. 144A notes
7.00%, 2/1/19	370,000	360,750

CEC Entertainment, Inc. company
guaranty sr. unsec. sub. notes 8.00%, 2/15/22	655,000	668,100

Ceridian HCM Holding, Inc. 144A sr. unsec.
notes 11.00%, 3/15/21	1,385,000	1,423,088

Constellation Brands, Inc. company guaranty
sr. unsec. unsub. notes 6.00%, 5/1/22	335,000	377,826

Dean Foods Co. 144A company guaranty
sr. unsec. notes 6.50%, 3/15/23	680,000	715,700

KFC Holding Co./Pizza Hut Holdings,
LLC/Taco Bell of America, LLC 144A company
guaranty sr. unsec. notes 5.25%, 6/1/26	405,000	411,075

KFC Holding Co./Pizza Hut Holdings,
LLC/Taco Bell of America, LLC 144A company
guaranty sr. unsec. notes 5.00%, 6/1/24	405,000	413,606

Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.875%,
11/1/26	345,000	341,334

Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.625%,
11/1/24	240,000	240,600

Landry’s, Inc. 144A sr. unsec. notes 6.75%,
10/15/24	295,000	299,425

Pilgrim’s Pride Corp. 144A company
guaranty sr. unsec. notes 5.75%, 3/15/25	290,000	289,275

Prestige Brands, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 12/15/21	535,000	553,725

Revlon Consumer Products Corp. company
guaranty sr. unsec. notes 6.25%, 8/1/24	230,000	235,750

8	Putnam VT High Yield Fund

CORPORATE BONDS
AND NOTES (84.3%)* cont.	Principal amount	Value

Consumer staples cont.
Revlon Consumer Products Corp. company
guaranty sr. unsec. sub. notes 5.75%, 2/15/21	$965,000	$969,825

Rite Aid Corp. 144A company guaranty
sr. unsec. unsub. notes 6.125%, 4/1/23	685,000	736,375

Vander Intermediate Holding II Corp. 144A
sr. unsec. notes 9.75%, 2/1/19 ‡‡	138,662	98,450

WhiteWave Foods Co. (The) company
guaranty sr. unsec. notes 5.375%, 10/1/22	280,000	306,600

		10,276,992
Energy (oil field) (—%)
Seventy Seven Operating, LLC escrow
company guaranty sr. unsec. unsub. notes
6.625%, 11/15/19 F	770,000	77

Tervita Corp. 144A sr. unsec. notes 10.875%,
2/15/18 (Canada) (In default) †	175,000	3,500

		3,577
Energy (other) (0.1%)
CHC Helicopter SA company guaranty
sr. notes 9.25%, 10/15/20 (Canada)
(In default) †	288,000	136,800

		136,800
Entertainment (1.6%)
AMC Entertainment Holdings, Inc. 144A
sr. unsec. sub. bonds 5.875%, 11/15/26	165,000	168,919

AMC Entertainment, Inc. company guaranty
sr. unsec. sub. notes 5.875%, 2/15/22	425,000	444,656

AMC Entertainment, Inc. company guaranty
sr. unsec. sub. notes 5.75%, 6/15/25	420,000	429,450

Cinemark USA, Inc. company guaranty
sr. unsec. notes 5.125%, 12/15/22	405,000	417,150

Cinemark USA, Inc. company guaranty
sr. unsec. sub. notes 4.875%, 6/1/23	160,000	162,000

GLP Capital LP/GLP Financing II, Inc.
company guaranty sr. unsec. sub. notes
4.875%, 11/1/20	560,000	588,000

GLP Capital LP/GLP Financing II, Inc.
company guaranty sr. unsec. unsub. notes
5.375%, 4/15/26	225,000	234,653

Live Nation Entertainment, Inc. 144A
company guaranty sr. unsec. notes 4.875%,
11/1/24	230,000	230,575

Regal Entertainment Group sr. unsec.
sub. notes 5.75%, 2/1/25	165,000	167,269

Regal Entertainment Group sr. unsec.
sub. notes 5.75%, 6/15/23	435,000	442,613

Six Flags Entertainment Corp. 144A
company guaranty sr. unsec. unsub. notes
5.25%, 1/15/21	710,000	725,975

		4,011,260
Financials (7.1%)
Alliance Data Systems Corp. 144A company
guaranty sr. unsec. notes 5.375%, 8/1/22	490,000	472,850

Ally Financial, Inc. company guaranty
sr. unsec. notes 8.00%, 11/1/31	905,000	1,049,728

Ally Financial, Inc. sub. unsec. notes 5.75%,
11/20/25	540,000	538,650

American International Group, Inc. jr. unsec.
sub. FRB 8.175%, 5/15/58	360,000	455,400

Banco Bilbao Vizcaya Argentaria SA jr. unsec.
sub. FRB 9.00%, perpetual maturity (Spain)	200,000	208,250

Bank of America Corp. jr. unsec. sub. FRN
Ser. AA, 6.10%, perpetual maturity	215,000	217,419

Bank of America Corp. jr. unsec. sub. FRN
Ser. Z, 6.50%, perpetual maturity	270,000	282,150

CORPORATE BONDS
AND NOTES (84.3%)* cont.		Principal amount	Value

Financials cont.
CIT Group, Inc. sr. unsec. sub. notes 5.00%,
8/1/23		$365,000	$375,950

CIT Group, Inc. sr. unsec. unsub. notes
5.375%, 5/15/20		390,000	414,375

CIT Group, Inc. sr. unsec. unsub. notes 5.00%,
8/15/22		220,000	229,350

Citigroup, Inc. jr. unsec. unsub. FRN Ser. T,
6.25%, perpetual maturity		175,000	180,075

CNG Holdings, Inc./OH 144A sr. notes 9.375%,
5/15/20		720,000	624,600

CNO Financial Group, Inc. sr. unsec.
unsub. notes 5.25%, 5/30/25		440,000	439,450

Credit Acceptance Corp. company
guaranty sr. unsec. notes 7.375%, 3/15/23		265,000	272,288

Credit Acceptance Corp. company
guaranty sr. unsec. notes 6.125%, 2/15/21		595,000	600,950

Credit Suisse Group AG 144A jr. unsec. sub.
FRN 6.25%, perpetual maturity (Switzerland)		200,000	194,500

DFC Finance Corp. 144A company
guaranty sr. notes 10.50%, 6/15/20		380,000	210,900

Dresdner Funding Trust I 144A jr. unsec.
sub. notes 8.151%, 6/30/31		510,000	590,963

E*Trade Financial Corp. sr. unsec.
unsub. notes 4.625%, 9/15/23		375,000	382,500

ESH Hospitality, Inc. 144A company
guaranty sr. unsec. notes 5.25%, 5/1/25 R		545,000	542,275

Hub Holdings, LLC/Hub Holdings Finance,
Inc. 144A sr. unsec. sub. notes 8.125%,
7/15/19 ‡‡		130,000	129,675

HUB International, Ltd. 144A sr. unsec.
notes 7.875%, 10/1/21		730,000	771,179

Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 5.875%, 2/1/22		595,000	590,538

iStar, Inc. sr. unsec. notes 5.00%, 7/1/19 R		230,000	230,863

Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. bonds 7.80%, 3/15/37		255,000	286,875

Lloyds Bank PLC jr. unsec. sub. FRN Ser.
EMTN, 13.00%, perpetual maturity
(United Kingdom)	GBP	115,000	248,628

Lloyds Banking Group PLC jr. unsec. sub.
FRB 7.50%, perpetual maturity
(United Kingdom)		$328,000	337,840

MGM Growth Properties Operating
Partnership LP/MGP Finance Co-Issuer, Inc.
144A company guaranty sr. unsec. notes
5.625%, 5/1/24		205,000	214,738

MPT Operating Partnership LP/MPT
Finance Corp. company guaranty sr. unsec.
notes 6.375%, 3/1/24 R		225,000	235,406

Nationstar Mortgage, LLC/Nationstar Capital
Corp. company guaranty sr. unsec. unsub.
notes 7.875%, 10/1/20		465,000	481,275

Nationstar Mortgage, LLC/Nationstar Capital
Corp. company guaranty sr. unsec. unsub.
notes 6.50%, 7/1/21		610,000	617,625

OneMain Financial Holdings, LLC 144A
company guaranty sr. unsec. sub. notes
6.75%, 12/15/19		235,000	244,988

OneMain Financial Holdings, LLC 144A
company guaranty sr. unsec. unsub. notes
7.25%, 12/15/21		235,000	244,988

Putnam VT High Yield Fund	9

CORPORATE BONDS
AND NOTES (84.3%)* cont.		Principal amount	Value

Financials cont.
Provident Funding Associates LP/PFG
Finance Corp. 144A company guaranty
sr. unsec. notes 6.75%, 6/15/21		$760,000	$764,750

Royal Bank of Scotland Group PLC jr. unsec.
sub. FRB 7.648%, perpetual maturity
(United Kingdom)		1,155,000	1,316,700

Springleaf Finance Corp. company guaranty
sr. unsec. unsub. notes 8.25%, 12/15/20		175,000	190,313

Springleaf Finance Corp. sr. unsec.
unsub. notes 5.25%, 12/15/19		170,000	171,275

Stearns Holdings, Inc. 144A company
guaranty sr. notes 9.375%, 8/15/20		557,000	554,215

TMX Finance, LLC/TitleMax Finance Corp.
144A company guaranty sr. notes 8.50%,
9/15/18		415,000	362,088

TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
company guaranty sr. unsec. unsub. notes
5.875%, 6/15/24		480,000	494,400

USI, Inc./NY 144A sr. unsec. notes 7.75%,
1/15/21		545,000	555,900

Wayne Merger Sub, LLC 144A sr. unsec.
notes 8.25%, 8/1/23		265,000	273,613

			17,600,495
Forest products and packaging (2.2%)
Boise Cascade Co. 144A company
guaranty sr. unsec. notes 5.625%, 9/1/24		785,000	779,113

Coveris Holdings SA 144A company
guaranty sr. unsec. notes 7.875%, 11/1/19
(Luxembourg)		975,000	972,563

Louisiana-Pacific Corp. company guaranty
sr. unsec. unsub. notes 4.875%, 9/15/24		760,000	737,200

Mercer International, Inc. company guaranty
sr. unsec. notes 7.75%, 12/1/22 (Canada)		955,000	1,002,750

Mercer International, Inc. company
guaranty sr. unsec. notes 7.00%, 12/1/19
(Canada)		120,000	123,900

Norbord, Inc. 144A company guaranty
sr. notes 6.25%, 4/15/23 (Canada)		690,000	717,600

Pactiv, LLC sr. unsec. unsub. bonds 8.375%,
4/15/27		65,000	71,013

Sealed Air Corp. 144A company guaranty
sr. unsec. notes 6.875%, 7/15/33		375,000	381,563

Smurfit Kappa Treasury Funding, Ltd.
company guaranty sr. unsec. unsub. notes
7.50%, 11/20/25 (Ireland)		645,000	748,200

			5,533,902
Gaming and lottery (3.0%)
Boyd Gaming Corp. company guaranty
sr. unsec. sub. notes 6.875%, 5/15/23		340,000	365,500

Boyd Gaming Corp. 144A company guaranty
sr. unsec. unsub. bonds 6.375%, 4/1/26		170,000	183,090

Eldorado Resorts, Inc. company guaranty
sr. unsec. unsub. notes 7.00%, 8/1/23		580,000	614,800

Great Canadian Gaming Corp. 144A
company guaranty sr. unsec. notes
6.625%, 7/25/22 (Canada)	CAD	740,000	578,706

Isle of Capri Casinos, Inc. company
guaranty sr. unsec. notes 5.875%, 3/15/21		$250,000	258,750

Jack Ohio Finance, LLC/Jack Ohio Finance 1
Corp. 144A company guaranty notes 10.25%,
11/15/22		910,000	925,925

CORPORATE BONDS
AND NOTES (84.3%)* cont.	Principal amount	Value

Gaming and lottery cont.
Jack Ohio Finance, LLC/Jack Ohio Finance 1
Corp. 144A company guaranty sr. notes
6.75%, 11/15/21	$1,170,000	$1,184,625

Penn National Gaming, Inc. sr. unsec.
sub. notes 5.875%, 11/1/21	635,000	661,988

Rivers Pittsburgh Borrower LP/Rivers
Pittsburgh Finance Corp. 144A sr. notes
6.125%, 8/15/21	695,000	708,900

Scientific Games International, Inc. company
guaranty sr. unsec. notes 10.00%, 12/1/22	1,670,000	1,661,597

Scientific Games International, Inc. company
guaranty sr. unsec. sub. notes 6.25%, 9/1/20	180,000	153,000

Scientific Games International, Inc. 144A
company guaranty sr. notes 7.00%, 1/1/22	145,000	155,513

		7,452,394
Health care (6.4%)
Acadia Healthcare Co., Inc. company
guaranty sr. unsec. sub. notes 6.125%,
3/15/21	740,000	763,125

Acadia Healthcare Co., Inc. company
guaranty sr. unsec. sub. notes 5.125%, 7/1/22	450,000	447,188

AMAG Pharmaceuticals, Inc. 144A company
guaranty sr. unsec. notes 7.875%, 9/1/23	575,000	575,000

Centene Corp. sr. unsec. unsub. notes 6.125%,
2/15/24	500,000	526,875

Centene Corp. sr. unsec. unsub. notes 5.625%,
2/15/21	155,000	162,967

Centene Corp. sr. unsec. unsub. notes 4.75%,
1/15/25	135,000	131,794

Centene Corp. sr. unsec. unsub. notes 4.75%,
5/15/22	490,000	494,900

CHS/Community Health Systems, Inc.
company guaranty sr. unsec. notes 6.875%,
2/1/22	935,000	649,825

Concordia International Corp. 144A company
guaranty sr. unsec. notes 7.00%, 4/15/23
(Canada)	540,000	172,800

Concordia International Corp. 144A
sr. notes 9.00%, 4/1/22 (Canada)	90,000	76,050

DPx Holdings BV 144A sr. unsec. sub. notes
7.50%, 2/1/22 (Netherlands)	365,000	385,988

Endo Finance, LLC/Endo Finco, Inc. 144A
company guaranty sr. unsec. unsub. notes
5.375%, 1/15/23	250,000	212,500

Endo Limited/Endo Finance LLC/Endo Finco,
Inc. 144A company guaranty sr. unsec.
unsub. notes 6.00%, 7/15/23 (Ireland)	810,000	709,763

Halyard Health, Inc. company guaranty
sr. unsec. unsub. notes 6.25%, 10/15/22	340,000	350,200

HCA, Inc. company guaranty sr. bonds 5.25%,
6/15/26	470,000	485,863

HCA, Inc. company guaranty sr. notes 6.50%,
2/15/20	1,070,000	1,168,975

HCA, Inc. company guaranty sr. unsec.
unsub. notes 7.50%, 2/15/22	210,000	238,350

HCA, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 2/1/25	165,000	165,413

Jaguar Holding Co. II/Pharmaceutical
Product Development, LLC 144A company
guaranty sr. unsec. notes 6.375%, 8/1/23	490,000	524,300

Kinetic Concepts, Inc./KCI USA, Inc. 144A
notes 9.625%, 10/1/21	280,000	296,100

10	Putnam VT High Yield Fund

CORPORATE BONDS
AND NOTES (84.3%)* cont.	Principal amount	Value

Health care cont.
Mallinckrodt International Finance
SA/Mallinckrodt CB, LLC 144A company
guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	$345,000	$308,775

MEDNAX, Inc. 144A company guaranty
sr. unsec. unsub. notes 5.25%, 12/1/23	205,000	211,150

Molina Healthcare, Inc. company
guaranty sr. unsec. notes 5.375%, 11/15/22	350,000	355,250

Ortho-Clinical Diagnostics, Inc./
Ortho-Clinical Diagnostics SA 144A sr. unsec.
notes 6.625%, 5/15/22	975,000	865,313

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. unsub. notes 4.95%,
4/1/24 R	515,000	521,839

Service Corp. International/US sr. unsec.
notes 5.375%, 1/15/22	1,000,000	1,040,000

Service Corp. International/US sr. unsec.
unsub. notes 5.375%, 5/15/24	370,000	385,725

Sterigenics-Nordion Holdings, LLC 144A
sr. unsec. notes 6.50%, 5/15/23	310,000	315,425

Tenet Healthcare Corp. company guaranty
sr. FRN 4.463%, 6/15/20	690,000	695,175

Tenet Healthcare Corp. company
guaranty sr. sub. notes 6.00%, 10/1/20	925,000	968,938

Valeant Pharmaceuticals International, Inc.
144A company guaranty sr. unsec. notes
6.125%, 4/15/25	520,000	390,650

Valeant Pharmaceuticals International, Inc.
144A company guaranty sr. unsec. notes
5.875%, 5/15/23	480,000	362,400

Valeant Pharmaceuticals International, Inc.
144A company guaranty sr. unsec. notes
5.50%, 3/1/23	265,000	198,750

Valeant Pharmaceuticals International, Inc.
144A company guaranty sr. unsec. notes
5.375%, 3/15/20	845,000	714,025

		15,871,391
Homebuilding (2.3%)
American Builders & Contractors Supply Co.,
Inc. 144A sr. unsec. notes 5.75%, 12/15/23	710,000	731,300

Brookfield Residential Properties, Inc. 144A
company guaranty sr. unsec. notes 6.50%,
12/15/20 (Canada)	645,000	659,513

Brookfield Residential
Properties, Inc./Brookfield Residential US
Corp. 144A company guaranty sr. unsec.
notes 6.125%, 7/1/22 (Canada)	250,000	250,725

CalAtlantic Group, Inc. company guaranty
sr. unsec. sub. notes 6.25%, 12/15/21	380,000	409,450

CalAtlantic Group, Inc. company guaranty
sr. unsec. sub. notes 5.875%, 11/15/24	285,000	289,275

Howard Hughes Corp. (The) 144A sr. unsec.
notes 6.875%, 10/1/21	765,000	806,157

Lennar Corp. company guaranty sr. unsec.
unsub. notes 4.75%, 11/15/22	90,000	92,250

Lennar Corp. company guaranty sr. unsec.
unsub. notes 4.75%, 4/1/21	180,000	185,850

Mattamy Group Corp. 144A sr. unsec. notes
6.875%, 12/15/23 (Canada)	120,000	121,500

Mattamy Group Corp. 144A sr. unsec. notes
6.50%, 11/15/20 (Canada)	620,000	629,300

PulteGroup, Inc. company guaranty sr. unsec.
unsub. notes 7.875%, 6/15/32	780,000	865,800

CORPORATE BONDS
AND NOTES (84.3%)* cont.	Principal amount	Value

Homebuilding cont.
PulteGroup, Inc. company guaranty
sr. unsec. unsub. notes 5.50%, 3/1/26	$15,000	$14,888

Realogy Group, LLC/Realogy Co-Issuer Corp.
144A company guaranty sr. unsec. notes
4.875%, 6/1/23	355,000	342,575

Taylor Morrison Communities, Inc./Monarch
Communities, Inc. 144A company
guaranty sr. unsec. notes 5.25%, 4/15/21	80,000	82,000

Taylor Morrison Communities, Inc./Monarch
Communities, Inc. 144A company
guaranty sr. unsec. sub. notes 5.625%, 3/1/24	280,000	280,700

		5,761,283
Household furniture and appliances (0.1%)
Tempur Sealy International, Inc. company
guaranty sr. unsec. unsub. bonds 5.50%,
6/15/26	260,000	261,300

		261,300
Lodging/Tourism (1.4%)
Caesars Growth Properties Holdings,
LLC/Caesars Growth Properties Finance, Inc.
company guaranty notes 9.375%, 5/1/22	685,000	738,499

Diamond Resorts International, Inc. 144A
sr. notes 7.75%, 9/1/23	755,000	755,000

Diamond Resorts International, Inc. 144A
sr. unsec. notes 10.75%, 9/1/24	545,000	530,013

Hilton Domestic Operating Co., Inc. 144A
sr. unsec. sub. notes 4.25%, 9/1/24	90,000	87,300

MGM Resorts International company
guaranty sr. unsec. unsub. notes 8.625%,
2/1/19	95,000	106,756

MGM Resorts International company
guaranty sr. unsec. unsub. notes 6.625%,
12/15/21	125,000	139,063

SugarHouse HSP Gaming Prop. Mezz
LP/SugarHouse HSP Gaming Finance Corp.
144A sr. notes 6.375%, 6/1/21	1,135,000	1,132,163

		3,488,794
Media (0.7%)
EMI Music Publishing Group North America
Holdings, Inc. 144A sr. unsec. notes 7.625%,
6/15/24	570,000	615,600

Nielsen Co. Luxembourg Sarl (The) 144A
company guaranty sr. unsec. sub. notes
5.50%, 10/1/21 (Luxembourg)	370,000	384,338

Nielsen Finance, LLC/Nielsen Finance Co.
144A company guaranty sr. unsec. sub. notes
5.00%, 4/15/22	345,000	351,469

WMG Acquisition Corp. 144A company
guaranty sr. notes 5.00%, 8/1/23	390,000	391,950

		1,743,357
Metals (3.7%)
Allegheny Technologies, Inc. sr. unsec.
unsub. notes 9.375%, 6/1/19	495,000	529,650

Allegheny Technologies, Inc. sr. unsec.
unsub. notes 5.95%, 1/15/21	85,000	82,238

ArcelorMittal SA sr. unsec. unsub. bonds
10.85%, 6/1/19 (France)	420,000	491,400

ArcelorMittal SA sr. unsec. unsub. bonds
6.125%, 6/1/25 (France)	375,000	410,625

First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 7.25%, 5/15/22
(Canada)	490,000	482,650

Putnam VT High Yield Fund	11

CORPORATE BONDS
AND NOTES (84.3%)* cont.	Principal amount	Value

Metals cont.
First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 7.00%, 2/15/21
(Canada)	$280,000	$278,600

First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 6.75%, 2/15/20
(Canada)	345,000	344,138

Freeport-McMoRan, Inc. company
guaranty sr. unsec. notes 3.55%, 3/1/22
(Indonesia)	300,000	279,000

Freeport-McMoRan, Inc. 144A company
guaranty sr. unsec. notes 6.75%, 2/1/22
(Indonesia)	265,000	272,288

Freeport-McMoRan, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.875%,
2/15/23 (Indonesia)	495,000	519,750

Grinding Media, Inc./MC Grinding Media
Canada, Inc. 144A sr. sub. notes 7.375%,
12/15/23	130,000	136,578

HudBay Minerals, Inc. 144A company
guaranty sr. unsec. notes 7.625%, 1/15/25
(Canada)	235,000	244,254

Joseph T Ryerson & Son, Inc. 144A
sr. notes 11.00%, 5/15/22	440,000	484,000

New Gold, Inc. 144A company guaranty
sr. unsec. unsub. notes 7.00%, 4/15/20
(Canada)	390,000	399,750

New Gold, Inc. 144A company guaranty
sr. unsec. unsub. notes 6.25%, 11/15/22
(Canada)	255,000	261,375

Novelis Corp. 144A company guaranty
sr. unsec. bonds 5.875%, 9/30/26	605,000	611,050

Novelis Corp. 144A company guaranty
sr. unsec. notes 6.25%, 8/15/24	365,000	385,075

Steel Dynamics, Inc. company guaranty
sr. unsec. unsub. notes 6.375%, 8/15/22	835,000	870,488

Steel Dynamics, Inc. company guaranty
sr. unsec. unsub. notes 5.50%, 10/1/24	265,000	280,900

Steel Dynamics, Inc. 144A sr. unsec. bonds
5.00%, 12/15/26	160,000	159,400

Teck Resources, Ltd. company guaranty sr.
unsec. unsub. notes 4.75%, 1/15/22 (Canada)	100,000	100,250

Teck Resources, Ltd. company guaranty sr.
unsec. unsub. notes 3.75%, 2/1/23 (Canada)	170,000	160,650

Teck Resources, Ltd. 144A company guaranty
sr. unsec. notes 8.50%, 6/1/24 (Canada)	70,000	80,588

Teck Resources, Ltd. 144A company guaranty
sr. unsec. notes 8.00%, 6/1/21 (Canada)	105,000	114,975

TMS International Corp. 144A company
guaranty sr. unsec. sub. notes 7.625%,
10/15/21	735,000	698,250

Zekelman Industries, Inc. 144A company
guaranty sr. notes 9.875%, 6/15/23	500,000	560,000

		9,237,922
Oil and gas (12.2%)
Alta Mesa Holdings LP/Alta Mesa Finance
Services Corp. 144A company guaranty
sr. unsec. notes 7.875%, 12/15/24	755,000	781,425

Anadarko Petroleum Corp. sr. unsec.
unsub. notes 5.55%, 3/15/26	280,000	313,978

Antero Resources Corp. company
guaranty sr. unsec. notes 5.625%, 6/1/23	255,000	261,056

CORPORATE BONDS
AND NOTES (84.3%)* cont.	Principal amount	Value

Oil and gas cont.
Antero Resources Corp. company guaranty
sr. unsec. sub. notes 5.125%, 12/1/22	$480,000	$484,800

Antero Resources Finance Corp. company
guaranty sr. unsec. sub. notes 5.375%,
11/1/21	190,000	194,275

Baytex Energy Corp. 144A company
guaranty sr. unsec. sub. notes 5.625%,
6/1/24 (Canada)	345,000	304,463

Baytex Energy Corp. 144A company
guaranty sr. unsec. sub. notes 5.125%, 6/1/21
(Canada)	120,000	108,300

California Resources Corp. 144A company
guaranty notes 8.00%, 12/15/22	956,000	850,840

Carrizo Oil & Gas, Inc. company guaranty
sr. unsec. unsub. notes 7.50%, 9/15/20	140,000	144,900

Cenovus Energy, Inc. sr. unsec. bonds 6.75%,
11/15/39 (Canada)	705,000	786,054

Cenovus Energy, Inc. sr. unsec. bonds 4.45%,
9/15/42 (Canada)	215,000	186,182

Cheniere Corpus Christi Holdings, LLC 144A
company guaranty sr. notes 5.875%, 3/31/25	555,000	566,272

Chesapeake Energy Corp. company
guaranty sr. unsec. notes 5.75%, 3/15/23	215,000	202,100

Chesapeake Energy Corp. 144A company
guaranty notes 8.00%, 12/15/22	551,000	594,391

Chesapeake Energy Corp. 144A company
guaranty sr. unsec. notes 8.00%, 1/15/25	100,000	102,000

Concho Resources, Inc. company
guaranty sr. unsec. notes 5.50%, 4/1/23	990,000	1,023,413

Concho Resources, Inc. company
guaranty sr. unsec. notes 4.375%, 1/15/25	250,000	249,503

Continental Resources, Inc. company
guaranty sr. unsec. notes 3.80%, 6/1/24	115,000	106,088

Continental Resources, Inc. company
guaranty sr. unsec. sub. notes 5.00%, 9/15/22	660,000	666,197

Continental Resources, Inc. company
guaranty sr. unsec. unsub. notes 4.50%,
4/15/23	395,000	387,100

Denbury Resources, Inc. company guaranty
sr. unsec. sub. notes 6.375%, 8/15/21	380,000	342,000

Denbury Resources, Inc. 144A company
guaranty notes 9.00%, 5/15/21	669,000	724,193

Devon Financing Company, LLC company
guaranty sr. unsec. unsub. bonds 7.875%,
9/30/31	595,000	754,962

Diamondback Energy, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 5/31/25	505,000	507,879

Diamondback Energy, Inc. 144A company
guaranty sr. unsec. notes 4.75%, 11/1/24	195,000	191,100

Endeavor Energy Resources LP/EER Finance,
Inc. 144A sr. unsec. notes 8.125%, 9/15/23	380,000	405,650

EP Energy, LLC/Everest Acquisition Finance,
Inc. company guaranty sr. unsec. sub. notes
9.375%, 5/1/20	1,245,000	1,145,400

EP Energy, LLC/Everest Acquisition Finance,
Inc. 144A company guaranty sr. notes 8.00%,
11/29/24	340,000	365,398

Halcon Resources Corp. 144A company
guaranty notes 8.625%, 2/1/20	485,000	505,613

Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	295,000	343,592

12	Putnam VT High Yield Fund

CORPORATE BONDS
AND NOTES (84.3%)* cont.	Principal amount	Value

Oil and gas cont.
Holly Energy Partners LP/Holly Energy
Finance Corp. 144A company guaranty
sr. unsec. notes 6.00%, 8/1/24	$570,000	$594,225

Laredo Petroleum, Inc. company
guaranty sr. unsec. notes 7.375%, 5/1/22	855,000	885,994

Laredo Petroleum, Inc. company guaranty
sr. unsec. sub. notes 5.625%, 1/15/22	145,000	146,088

Marathon Oil Corp. sr. unsec. unsub. notes
3.85%, 6/1/25	220,000	213,341

MEG Energy Corp. 144A company guaranty
sr. unsec. notes 7.00%, 3/31/24 (Canada)	210,000	190,050

MEG Energy Corp. 144A company guaranty
sr. unsec. notes 6.50%, 3/15/21 (Canada)	165,000	152,625

Murphy Oil Corp. sr. unsec. unsub. notes
6.875%, 8/15/24	520,000	553,800

Newfield Exploration Co. sr. unsec.
unsub. notes 5.75%, 1/30/22	1,070,000	1,123,500

Newfield Exploration Co. sr. unsec.
unsub. notes 5.375%, 1/1/26	500,000	509,800

Oasis Petroleum, Inc. company guaranty
sr. unsec. notes 6.50%, 11/1/21	240,000	246,000

Oasis Petroleum, Inc. company guaranty
sr. unsec. sub. notes 6.875%, 1/15/23	620,000	635,500

Oasis Petroleum, Inc. company guaranty
sr. unsec. unsub. notes 6.875%, 3/15/22	330,000	338,250

Parsley Energy, LLC/Parsley Finance Corp.
144A company guaranty sr. unsec. sub. notes
5.375%, 1/15/25	415,000	416,411

Precision Drilling Corp. company guaranty
sr. unsec. notes 5.25%, 11/15/24 (Canada)	15,000	14,025

Precision Drilling Corp. 144A company
guaranty sr. unsec. notes 7.75%, 12/15/23
(Canada)	180,000	189,900

Range Resources Corp. 144A company
guaranty sr. unsec. sub. notes 5.75%, 6/1/21	605,000	633,738

Rose Rock Midstream LP/Rose Rock Finance
Corp. company guaranty sr. unsec. sub.
notes 5.625%, 11/15/23	270,000	263,250

Rose Rock Midstream LP/Rose Rock Finance
Corp. company guaranty sr. unsec. sub.
notes 5.625%, 7/15/22	180,000	176,850

Sabine Pass Liquefaction, LLC sr. notes
6.25%, 3/15/22	150,000	164,063

Sabine Pass Liquefaction, LLC sr. notes
5.75%, 5/15/24	515,000	552,338

Sabine Pass Liquefaction, LLC sr. notes
5.625%, 4/15/23	345,000	366,563

Sabine Pass Liquefaction, LLC 144A
sr. bonds 5.00%, 3/15/27	370,000	373,238

Sabine Pass Liquefaction, LLC 144A
sr. notes 5.875%, 6/30/26	400,000	431,000

Samson Investment Co. company guaranty
sr. unsec. notes 9.75%, 2/15/20 (In default) †	1,340,000	70,350

SandRidge Energy, Inc. escrow company
guaranty notes 8.75%, 6/1/20 F	540,000	1,080

Seven Generations Energy, Ltd. 144A
sr. unsec. bonds 6.75%, 5/1/23 (Canada)	325,000	346,938

Seven Generations Energy, Ltd. 144A
sr. unsec. sub. notes 8.25%, 5/15/20 (Canada)	550,000	583,000

Seventy Seven Energy, Inc. escrow sr. unsec.
notes 6.50%, 7/15/22 F	345,000	35

CORPORATE BONDS
AND NOTES (84.3%)* cont.	Principal amount	Value

Oil and gas cont.
SM Energy Co. sr. unsec. notes 6.50%,
11/15/21	$720,000	$734,400

SM Energy Co. sr. unsec. sub. notes 5.00%,
1/15/24	620,000	584,350

SM Energy Co. sr. unsec. unsub. notes 6.75%,
9/15/26	280,000	288,400

SM Energy Co. sr. unsec. unsub. notes
6.125%, 11/15/22	210,000	212,625

Targa Resources Partners LP/Targa Resources
Partners Finance Corp. 144A company
guaranty sr. unsec. bonds 5.375%, 2/1/27	290,000	287,100

Targa Resources Partners LP/Targa Resources
Partners Finance Corp. 144A company
guaranty sr. unsec. notes 5.125%, 2/1/25	145,000	143,913

Tesoro Logistics LP/Tesoro Logistics
Finance Corp. company guaranty sr. unsec.
notes 5.25%, 1/15/25	160,000	163,400

Triangle USA Petroleum Corp. 144A company
guaranty sr. unsec. notes 6.75%,
7/15/22 (In default) †	310,000	93,000

Whiting Petroleum Corp. company guaranty
sr. unsec. unsub. notes 5.75%, 3/15/21	144,000	142,920

Whiting Petroleum Corp. company guaranty
sr. unsec. unsub. notes 5.00%, 3/15/19	450,000	451,760

Williams Cos., Inc. (The) sr. unsec.
unsub. notes 8.75%, 3/15/32	195,000	235,463

Williams Cos., Inc. (The) sr. unsec.
unsub. notes 7.875%, 9/1/21	208,000	237,640

Williams Cos., Inc. (The) sr. unsec.
unsub. notes 7.75%, 6/15/31	435,000	495,900

Williams Partners LP/ACMP Finance Corp.
company guaranty sr. unsec. unsub. notes
6.125%, 7/15/22	253,000	260,952

Williams Partners LP/ACMP Finance Corp.
sr. unsec. sub. notes 4.875%, 3/15/24	480,000	484,696

Williams Partners LP/ACMP Finance Corp.
sr. unsec. unsub. notes 4.875%, 5/15/23	480,000	485,400

WPX Energy, Inc. sr. unsec. notes 8.25%,
8/1/23	100,000	111,750

WPX Energy, Inc. sr. unsec. notes 7.50%,
8/1/20	535,000	575,125

WPX Energy, Inc. sr. unsec. unsub. notes
6.00%, 1/15/22	685,000	702,125

		30,461,995
Retail (2.0%)
Bon-Ton Department Stores, Inc. (The)
company guaranty notes 8.00%, 6/15/21	505,000	242,400

Dollar Tree, Inc. company guaranty sr. unsec.
unsub. notes 5.75%, 3/1/23	215,000	227,363

JC Penney Corp., Inc. company guaranty sr.
unsec. bonds 8.125%, 10/1/19	475,000	513,000

JC Penney Corp., Inc. company guaranty sr.
unsec. unsub. notes 5.65%, 6/1/20	100,000	98,625

JC Penney Corp., Inc. 144A company
guaranty sr. notes 5.875%, 7/1/23	120,000	123,750

Jo-Ann Stores Holdings, Inc. 144A sr. unsec.
notes 9.75%, 10/15/19 ‡‡	500,000	476,250

L Brands, Inc. company guaranty sr. unsec.
notes 6.625%, 4/1/21	45,000	50,681

L Brands, Inc. company guaranty sr. unsec.
sub. notes 5.625%, 2/15/22	315,000	336,656

Putnam VT High Yield Fund	13

CORPORATE BONDS
AND NOTES (84.3%)* cont.	Principal amount	Value

Retail cont.
Neiman Marcus Group, LLC (The) company
guaranty sr. notes 7.125%, 6/1/28	$475,000	$423,344

Neiman Marcus Group, Ltd. 144A company
guaranty sr. unsec. sub. notes 8.75%,
10/15/21 ‡‡	755,000	534,163

Neiman Marcus Group, Ltd. 144A company
guaranty sr. unsec. sub. notes 8.00%,
10/15/21	820,000	608,850

Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5.75%, 10/1/22	395,000	406,850

Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5.50%, 5/15/26	175,000	172,813

Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5.375%,
12/1/24	450,000	448,875

Wolverine World Wide, Inc. 144A company
guaranty sr. unsec. bonds 5.00%, 9/1/26	325,000	312,813

		4,976,433
Technology (4.9%)
Avaya, Inc. 144A company guaranty notes
10.50%, 3/1/21	355,000	152,650

Avaya, Inc. 144A company guaranty
sr. notes 7.00%, 4/1/19	1,150,000	1,006,250

CommScope Technologies Finance, LLC
144A sr. unsec. notes 6.00%, 6/15/25	810,000	858,600

Diamond 1 Finance Corp./Diamond 2
Finance Corp. 144A company guaranty
sr. unsec. notes 7.125%, 6/15/24	1,295,000	1,437,681

Diamond 1 Finance Corp./Diamond 2
Finance Corp. 144A sr. notes 5.45%, 6/15/23	615,000	652,354

First Data Corp. 144A company guaranty
sr. unsec. unsub. notes 7.00%, 12/1/23	595,000	633,675

First Data Corp. 144A notes 5.75%, 1/15/24	570,000	588,172

First Data Corp. 144A sr. notes 5.375%,
8/15/23	490,000	508,375

Inception Merger Sub, Inc./Rackspace
Hosting, Inc. 144A sr. unsec. notes 8.625%,
11/15/24	670,000	709,162

Infor Software Parent LLC/Infor Software
Parent, Inc. 144A company guaranty
sr. unsec. notes 7.125%, 5/1/21 ‡‡	615,000	633,450

Infor US, Inc. company guaranty sr. unsec.
notes 6.50%, 5/15/22	600,000	625,500

Iron Mountain, Inc. company guaranty
sr. unsec. notes 6.00%, 8/15/23 R	615,000	653,438

Iron Mountain, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 10/1/20 R	215,000	226,825

Micron Technology, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 2/15/22	590,000	615,075

Micron Technology, Inc. 144A sr. notes 7.50%,
9/15/23	260,000	287,950

Plantronics, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 5/31/23	760,000	767,600

Solera, LLC / Solera Finance, Inc. 144A
sr. unsec. notes 10.50%, 3/1/24	925,000	1,040,625

Zebra Technologies Corp. sr. unsec.
unsub. bonds 7.25%, 10/15/22	780,000	848,250

		12,245,632
Textiles (0.1%)
Hanesbrands, Inc. 144A company guaranty
sr. unsec. unsub. notes 4.625%, 5/15/24	325,000	315,250

		315,250

CORPORATE BONDS
AND NOTES (84.3%)* cont.	Principal amount	Value

Tire and rubber (0.3%)
American Tire Distributors, Inc. 144A
sr. unsec. sub. notes 10.25%, 3/1/22	$675,000	$647,548

		647,548
Transportation (0.8%)
Air Medical Merger Sub Corp. 144A sr. unsec.
notes 6.375%, 5/15/23	680,000	652,800

Watco Cos., LLC/Watco Finance Corp. 144A
company guaranty sr. unsec. notes 6.375%,
4/1/23	1,200,000	1,242,000

		1,894,800
Utilities and power (4.3%)
AES Corp./Virginia (The) sr. unsec. notes
8.00%, 6/1/20	200,000	232,500

AES Corp./Virginia (The) sr. unsec. notes
5.50%, 4/15/25	520,000	517,400

AES Corp./Virginia (The) sr. unsec. notes
4.875%, 5/15/23	255,000	252,450

AES Corp./Virginia (The) sr. unsec.
unsub. notes 7.375%, 7/1/21	860,000	958,900

Boardwalk Pipelines LP company guaranty
sr. unsec. unsub. bonds 5.95%, 6/1/26	250,000	271,711

Calpine Corp. sr. unsec. sub. notes 5.75%,
1/15/25	1,045,000	1,008,425

Calpine Corp. 144A company
guaranty sr. notes 6.00%, 1/15/22	180,000	188,100

Calpine Corp. 144A company
guaranty sr. sub. notes 5.875%, 1/15/24	145,000	151,888

Colorado Interstate Gas Co., LLC company
guaranty sr. unsec. notes 6.85%, 6/15/37	1,055,000	1,119,782

Dynegy, Inc. company guaranty sr. unsec.
notes 7.375%, 11/1/22	60,000	57,300

Dynegy, Inc. company guaranty sr. unsec.
notes 6.75%, 11/1/19	960,000	976,800

Dynegy, Inc. company guaranty sr. unsec.
unsub. notes 7.625%, 11/1/24	165,000	152,213

El Paso Natural Gas Co., LLC company
guaranty sr. unsec. notes 8.625%, 1/15/22	360,000	440,346

Energy Transfer Equity LP company
guaranty sr. notes 7.50%, 10/15/20	430,000	479,450

Energy Transfer Equity LP sr. sub. notes
5.875%, 1/15/24	290,000	299,425

GenOn Americas Generation, LLC sr. unsec.
notes 9.125%, 5/1/31	215,000	176,300

GenOn Americas Generation, LLC sr. unsec.
notes 8.50%, 10/1/21	265,000	221,275

GenOn Energy, Inc. sr. unsec. sub. notes
9.875%, 10/15/20	160,000	109,200

NRG Energy, Inc. company guaranty sr. unsec.
sub. notes 7.875%, 5/15/21	292,000	304,410

NRG Energy, Inc. 144A company guaranty
sr. unsec. bonds 6.625%, 1/15/27	555,000	524,475

NRG Energy, Inc. 144A company guaranty
sr. unsec. notes 7.25%, 5/15/26	375,000	373,125

Regency Energy Partners LP/Regency Energy
Finance Corp. company guaranty sr. unsec.
unsub. notes 5.875%, 3/1/22	655,000	720,538

Regency Energy Partners LP/Regency Energy
Finance Corp. company guaranty sr. unsec.
unsub. notes 5.50%, 4/15/23	455,000	469,788

14	Putnam VT High Yield Fund

CORPORATE BONDS
AND NOTES (84.3%)* cont.	Principal amount	Value

Utilities and power cont.
Southern Star Central Corp. 144A sr. unsec.
notes 5.125%, 7/15/22	$800,000	$810,000

Texas Competitive Electric Holdings Co.,
LLC/TCEH Finance, Inc. escrow company
guaranty sr. notes 11.50%, 10/1/20	415,000	4,150

		10,819,951

Total corporate bonds and notes (cost $208,509,373)		$209,992,317

SENIOR LOANS (5.7%)* [c]	Principal amount	Value

Basic materials (0.5%)
Kraton Polymers, LLC/Kraton Polymers
Capital Corp. bank term loan FRN Ser. B,
6.00%, 1/6/22	$480,000	$483,733

Solenis International LP bank term loan FRN
7.75%, 7/31/22	165,000	161,906

Solenis International LP bank term loan FRN
4.25%, 7/31/21	243,753	243,906

TMS International Corp. bank term loan FRN
Ser. B, 4.50%, 10/16/20	250,000	250,938

Zekelman Industries, Inc. bank term loan
FRN Ser. B, 6.00%, 6/14/21	244,388	246,831

		1,387,314
Capital goods (0.2%)
Cortes NP Intermediate Holding II Corp.
bank term loan FRN Ser. B, 6.00%, 11/30/23	240,000	241,600

Harsco Corp. bank term loan FRN Ser. B,
6.00%, 11/2/23	195,000	198,413

		440,013
Communication services (0.2%)
Asurion, LLC bank term loan FRN 8.50%, 3/3/21	440,000	445,280

		445,280
Consumer cyclicals (2.9%)
Academy, Ltd. bank term loan FRN Ser. B,
5.00%, 7/2/22	607,151	560,097

Caesars Entertainment Operating Co., Inc.
bank term loan FRN Ser. B6, 11.25%,
3/1/17 (In default) †	745,820	822,266

Caesars Growth Properties Holdings, LLC
bank term loan FRN 6.25%, 5/8/21	1,230,341	1,239,185

CPG International, Inc. bank term loan FRN
Ser. B, 4.75%, 9/30/20	199,284	200,654

Getty Images, Inc. bank term loan FRN Ser. B,
4.75%, 10/18/19	620,565	540,667

iHeartCommunications, Inc. bank term loan
FRN Ser. D, 7.356%, 1/30/19	639,000	518,122

J Crew Group, Inc. bank term loan FRN Ser. B,
4.00%, 3/5/21	281,392	156,583

Jeld-Wen, Inc. bank term loan FRN Ser. B,
4.75%, 7/1/22	85,000	85,850

Navistar, Inc. bank term loan FRN Ser. B,
6.50%, 8/7/20	896,620	907,604

Petco Animal Supplies, Inc. bank term loan
FRN Ser. B1, 5.00%, 1/26/23	709,638	714,270

Talbots, Inc. (The) bank term loan FRN 9.50%,
3/19/21	194,874	176,848

Talbots, Inc. (The) bank term loan FRN 5.50%,
3/19/20	378,098	367,070

VGD Merger Sub, LLC bank term loan FRN
8.50%, 8/18/24	250,000	256,563

SENIOR LOANS (5.7%)* [c]	Principal amount	Value

Consumer cyclicals cont.
VGD Merger Sub, LLC bank term loan FRN
5.00%, 8/18/23	$220,000	$222,246

Yonkers Racing Corp. bank term loan FRN
4.25%, 8/20/19	434,621	432,810

		7,200,835
Consumer staples (0.3%)
Del Monte Foods, Inc. bank term loan FRN
8.25%, 8/18/21	380,000	286,900

Revlon Consumer Products Corp. bank term
loan FRN Ser. B, 4.25%, 9/7/23	593,513	598,557

		885,457
Energy (0.8%)
Chesapeake Energy Corp. bank term loan
FRN 8.50%, 8/23/21	885,000	962,068

EP Energy, LLC bank term loan FRN 9.75%,
6/30/21	90,000	93,938

MEG Energy Corp. bank term loan FRN Ser. B,
3.75%, 3/31/20	740,051	713,687

Western Refining, Inc. bank term loan FRN
Ser. B2, 5.50%, 6/23/23	163,900	164,720

		1,934,413
Health care (0.3%)
AMAG Pharmaceuticals, Inc. bank term loan
FRN Ser. B, 4.75%, 8/17/21	210,938	210,410

Concordia International Corp. bank term
loan FRN Ser. B, 5.25%, 10/21/21	386,100	299,469

DPx Holdings BV bank term loan FRN Ser. B,
4.25%, 3/11/21	154,279	155,179

		665,058
Technology (0.3%)
Avaya, Inc. bank term loan FRN Ser. B7,
6.25%, 5/29/20	594,336	514,100

Krono’s, Inc. bank term loan FRN 9.25%,
11/1/24	310,000	318,864

		832,964
Utilities and power (0.2%)
Dynegy, Inc. bank term loan FRN Ser. C,
5.00%, 6/27/23	240,000	242,571

Energy Transfer Equity LP bank term loan
FRN Ser. C, 4.042%, 12/2/19	235,000	235,624

		478,195

Total senior loans (cost $14,485,360)		$14,269,529

COMMON STOCKS (2.2%)*	Shares	Value

ACC Claims Holding, LLC Class A (Units) F	990,365	$5,942

Ally Financial, Inc.	23,820	453,056

Berry Plastics Group, Inc. †	5,075	247,305

Boise Cascade Co. †	15,163	341,168

CIT Group, Inc.	9,745	415,917

Eldorado Resorts, Inc. †	23,400	396,630

Gaming and Leisure Properties, Inc. R	12,258	375,340

General Motors Co.	7,902	275,306

Halcon Resources Corp. †	31,415	293,416

Live Nation Entertainment, Inc. †	8,250	219,450

Milagro Oil & Gas, Inc. (Units) F	281	22,761

Penn National Gaming, Inc. †	34,840	480,444

SandRidge Energy, Inc. †	5,174	121,848

Service Corp. International/US	15,010	426,284

Seventy Seven Energy, Inc. †	13,338	600,210

Texas Competitive Electric Holdings Co., Inc.
(Rights) F	36,615	47,600

Tribune Media Co. Class 1C F	93,841	23,460

Putnam VT High Yield Fund	15

COMMON STOCKS (2.2%)* cont.	Shares	Value

Vantage Drilling International
(Units) (Cayman Islands) †	395	$39,895

Vistra Energy Corp.	36,615	567,533

Total common stocks (cost $5,241,361)		$5,353,565

CONVERTIBLE PREFERRED STOCKS (1.0%)*	Shares	Value

Allergan PLC Ser. A, 5.50% cv. pfd.	636	$484,925

American Tower Corp. $5.50 cv. pfd. R	5,675	588,072

Belden, Inc. $6.75 cv. pfd.	2,500	262,900

EPR Properties Ser. C, $1.438 cv. pfd. R	13,177	374,515

T-Mobile US, Inc. Ser. A, $2.75 cv. pfd.	5,135	484,179

Tyson Foods, Inc. $2.375 cv. pfd.	3,735	252,523

Total convertible preferred stocks (cost $2,227,677)		$2,447,114

CONVERTIBLE BONDS AND NOTES (0.7%)*	Principal amount	Value

DISH Network Corp. 144A cv. sr. unsec.
bonds 3.375%, 8/15/26	$468,000	$532,643

Jazz US Holdings, Inc. cv. company
guaranty sr. unsec. notes 8.00%, 12/31/18	323,000	629,648

Navistar International Corp. cv. sr. unsec.
sub. bonds 4.50%, 10/15/18	108,000	106,448

ON Semiconductor Corp. cv. company
guaranty sr. unsec. unsub. notes 1.00%,
12/1/20	247,000	253,021

SandRidge Energy, Inc. cv. company
guaranty sr. unsec. sub. notes zero %,
10/4/20	121,987	151,950

Total convertible bonds and notes (cost $1,247,096)		$1,673,710

	Expiration
WARRANTS (0.0%)* †	date	Strike price	Warrants	Value

Halcon Resources
Corp.	9/9/20	$14.04	8,533	$19,626

Seventy Seven
Energy, Inc.	8/1/21	23.82	2,976	61,008

Total warrants (cost $11,904)				$80,634

	Principal amount/
SHORT-TERM INVESTMENTS (4.6%)*		shares	Value

Putnam Short Term Investment Fund
0.69% L	Shares	11,373,189	$11,373,189

U.S. Treasury Bills 0.418%, 2/2/17 §		$120,000	119,958

Total short-term investments (cost $11,493,145)			$11,493,147

Total investments (cost $243,215,916)			$245,310,016

Key to holding’s currency abbreviations

CAD	Canadian Dollar
GBP	British Pound

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2016 through December 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $248,980,539.

† This security is non-income-producing.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $3,370,004 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

16	Putnam VT High Yield Fund

FORWARD CURRENCY CONTRACTS at 12/31/16 (aggregate face value $2,075,822)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Canadian Dollar	Buy	1/18/17	$2,682	$2,757	$(75)

	Euro	Sell	3/16/17	310,259	314,473	4,214

Citibank, N.A.

	Canadian Dollar	Buy	1/18/17	447	451	(4)

JPMorgan Chase Bank N.A.

	Canadian Dollar	Sell	1/18/17	537,996	542,049	4,053

State Street Bank and Trust Co.

	Canadian Dollar	Buy	1/18/17	541,869	546,004	(4,135)

	Canadian Dollar	Sell	1/18/17	541,346	553,815	12,469

UBS AG

	British Pound	Sell	3/16/17	112,716	115,750	3,034

WestPac Banking Corp.

	Canadian Dollar	Buy	1/18/17	521	523	(2)

Total						$19,554

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/16
		Upfront			Payments	Unrealized
		premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	Date	fund per annum	(depreciation)

NA HY Series 27 Index	B+/P	$118,873	$3,370,000	12/20/21	500 bp	$(95,373)

Total		$118,873				$(95,373)

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2016. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Putnam VT High Yield Fund	17

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	LLevel 1	Level 2	Level 3

Common stocks*:

Basic materials	$341,168	$—	$—

Capital goods	247,305	—	—

Communication services	—	—	5,942

Consumer cyclicals	1,371,830	—	23,460

Energy	1,055,369	—	22,761

Financials	1,244,313	—	—

Health care	426,284	—	—

Utilities and power	567,533	47,600	—

Total common stocks	5,253,802	47,600	52,163

Convertible bonds and notes	—	1,673,710	—

Convertible preferred stocks	—	2,447,114	—

Corporate bonds and notes	—	209,991,125	1,192

Senior loans	—	14,269,529	—

Warrants	19,626	61,008	—

Short-term investments	11,373,189	119,958	—

Totals by level	$16,646,617	$228,610,044	$53,355

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$19,554	$—

Credit default contracts	—	(214,246)	—

Totals by level	$—	$(194,692)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

18	Putnam VT High Yield Fund

Statement of assets and liabilities
12/31/16

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $231,842,727)	$233,936,827

Affiliated issuers (identified cost $11,373,189) (Notes 1 and 5)	11,373,189

Cash	404,747

Dividends, interest and other receivables	3,705,055

Receivable for shares of the fund sold	160,924

Receivable for investments sold	1,170,331

Unrealized appreciation on forward currency contracts (Note 1)	23,770

Total assets	250,774,843

Liabilities

Payable for investments purchased	822,756

Payable for shares of the fund repurchased	473,141

Payable for compensation of Manager (Note 2)	118,012

Payable for custodian fees (Note 2)	15,176

Payable for investor servicing fees (Note 2)	42,547

Payable for Trustee compensation and expenses (Note 2)	183,176

Payable for administrative services (Note 2)	2,572

Payable for distribution fees (Note 2)	15,026

Payable for variation margin (Note 1)	2,869

Unrealized depreciation on forward currency contracts (Note 1)	4,216

Other accrued expenses	114,813

Total liabilities	1,794,304

Net assets	$248,980,539

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$283,313,805

Undistributed net investment income (Note 1)	12,618,635

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(48,969,662)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	2,017,761

Total — Representing net assets applicable to capital shares outstanding	$248,980,539

Computation of net asset value Class IA

Net assets	$175,839,367

Number of shares outstanding	27,043,261

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$6.50

Computation of net asset value Class IB

Net assets	$73,141,172

Number of shares outstanding	11,364,443

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$6.44

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund	19

Statement of operations
Year ended 12/31/16

Investment income

Interest (including interest income of $59,011 from investments in affiliated issuers) (Note 5)	$15,081,990

Dividends	297,649

Total investment income	15,379,639

Expenses

Compensation of Manager (Note 2)	1,361,451

Investor servicing fees (Note 2)	168,296

Custodian fees (Note 2)	22,693

Trustee compensation and expenses (Note 2)	16,096

Distribution fees (Note 2)	168,834

Administrative services (Note 2)	7,183

Other	157,900

Fees waived and reimbursed by Manager (Note 2)	(3,905)

Total expenses	1,898,548

Expense reduction (Note 2)	(110)

Net expenses	1,898,438

Net investment income	13,481,201

Net realized loss on investments (Notes 1 and 3)	(9,088,767)

Net realized gain on swap contracts (Note 1)	101,432

Net realized gain on foreign currency transactions (Note 1)	61,661

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(17,605)

Net unrealized appreciation of investments and swap contracts during the year	31,234,724

Net gain on investments	22,291,445

Net increase in net assets resulting from operations	$35,772,646

Statement of changes in net assets

	Year ended	Year ended
	12/31/16	12/31/15

Increase (decrease) in net assets

Operations

Net investment income	$13,481,201	$16,183,145

Net realized loss on investments and foreign currency transactions	(8,925,674)	(2,199,269)

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	31,217,119	(26,570,239)

Net increase (decrease) in net assets resulting from operations	35,772,646	(12,586,363)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(11,452,240)	(15,550,000)

Class IB	(5,001,079)	(5,539,033)

Decrease from capital share transactions (Note 4)	(505,895)	(40,992,792)

Total increase (decrease) in net assets	18,813,432	(74,668,188)

Net assets

Beginning of year	230,167,107	304,835,295

End of year (including undistributed net investment income of $12,618,635 and $15,084,383, respectively)	$248,980,539	$230,167,107

The accompanying notes are an integral part of these financial statements.

20	Putnam VT High Yield Fund

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/16	$6.02	.35	.54	.89	(.41)	(.41)	$6.50	15.66	$175,839	.72[e]	5.68[e]	48

12/31/15	6.82	.38	(.69)	(.31)	(.49)	(.49)	6.02	(5.14)	172,830.70		5.80	35

12/31/14	7.13	.39	(.25)	.14	(.45)	(.45)	6.82	1.91	233,920.72		5.60	45

12/31/13	7.09	.44	.11	.55	(.51)	(.51)	7.13	8.10	283,240.74		6.25	43

12/31/12	6.61	.48	.55	1.03	(.55)	(.55)	7.09	16.34	305,127.75		7.04	47

Class IB

12/31/16	$5.96	.33	.55	.88	(.40)	(.40)	$6.44	15.55	$73,141	.97[e]	5.39[e]	48

12/31/15	6.75	.36	(.69)	(.33)	(.46)	(.46)	5.96	(5.35)	57,337.95		5.54	35

12/31/14	7.07	.37	(.26)	.11	(.43)	(.43)	6.75	1.56	70,915.97		5.36	45

12/31/13	7.03	.41	.12	.53	(.49)	(.49)	7.07	7.85	102,957.99		5.98	43

12/31/12	6.56	.46	.54	1.00	(.53)	(.53)	7.03	16.01	92,450	1.00	6.79	47

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund	21

Notes to financial statements 12/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2016 through December 31, 2016.

Putnam VT High Yield Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in securities rated below-investment-grade. This policy may be changed only after 60 days’ notice to shareholders. The fund may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on

22	Putnam VT High Yield Fund

the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining liquid exposure to individual names, and for hedging market risk.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $6 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Putnam VT High Yield Fund	23

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2016, the fund had a capital loss carryover of $48,725,627 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

Loss carryover

Short-term	Long-term	Total	Expiration

$—	$12,334,397	$12,334,397	*

36,391,230	N/A	36,391,230	12/31/17

*Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from the expiration of a capital loss carryover, from defaulted bond interest, and from corporate action adjustments to basis and income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $506,370 to increase undistributed net investment income, $20,025,255 to decrease paid-in capital and $19,518,885 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$10,157,127
Unrealized depreciation	(8,307,062)

Net unrealized appreciation)	1,850,065
Undistributed ordinary income	12,698,323
Capital loss carryforward	(48,725,627)

Cost for federal income tax purposes	$243,292,142

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 29.3% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,
0.670%	of the next $5 billion,
0.620%	of the next $10 billion,
0.570%	of the next $10 billion,
0.520%	of the next $50 billion,
0.500%	of the next $50 billion,
0.490%	of the next $100 billion and
0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.566% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $3,905.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$121,078
Class IB	47,218

Total	$168,296

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $69 under the expense offset arrangements and by $41 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $188, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

24	Putnam VT High Yield Fund

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales

Investments in (Long-term)	$109,994,516	$107,327,238

U.S. government securities
(Long-term)	—	—

Total	$109,994,516	$107,327,238

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/16		Year ended 12/31/15		Year ended 12/31/16		Year ended 12/31/15

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	3,106,558	$19,100,340	3,019,597	$19,746,966	11,268,118	$68,042,803	6,868,694	$45,349,814

Shares issued in connection with
reinvestment of distributions	1,988,236	11,452,240	2,392,308	15,550,000	875,846	5,001,079	858,765	5,539,033

	5,094,794	30,552,580	5,411,905	35,296,966	12,143,964	73,043,882	7,727,459	50,888,847

Shares repurchased	(6,784,566)	(41,445,665)	(10,984,087)	(71,400,329)	(10,402,218)	(62,656,692)	(8,603,435)	(55,778,276)

Net increase (decrease)	(1,689,772)	$(10,893,085)	(5,572,182)	$(36,103,363)	1,741,746	$10,387,190	(875,976)	$(4,889,429)

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the beginning				Fair value at the end of
Name of affiliate	of the reporting period	Purchase cost	Sale proceeds	Investment income	the reporting period

Putnam Short Term Investment Fund*	$14,783,531	$105,484,426	$108,894,768	$59,011	$11,373,189

Totals	$14,783,531	$105,484,426	$108,894,768	$59,011	$11,373,189

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 7 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$2,200,000

Centrally cleared credit default contracts (notional)	$5,500,000

Warrants (number of warrants)	5,000

Putnam VT High Yield Fund	25

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

			Payables, Net asset —
Credit contracts	Receivables	$—	Unrealized depreciation	$214,246*

Foreign exchange contracts	Receivables	23,770	Payables	4,216

Equity contracts	Investments	80,634	Payables	—

Total		$104,404		$218,462

*Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Swaps	Total

Credit contracts	$—	$101,432	$101,432

Foreign exchange contracts	65,586	—	65,586

Total	$65,586	$101,432	$167,018

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as		Forward currency
hedging instruments under ASC 815	Warrants	contracts	Swaps	Total

Credit contracts	$—	$—	$(95,373)	$(95,373)

Foreign exchange contracts	—	(19,379)	—	(19,379)

Equity contracts	68,730	—	—	68,730

Total	$68,730	$(19,379)	$(95,373)	(46,022)

Note 9 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

		Barclays Capital Inc.
	Bank of America N.A.	(clearing broker)	Citibank, N.A.	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Centrally cleared credit default contracts§	$—	$—	$—	$—	$—	$—	$—	$—

Forward currency contracts#	4,214	—	—	4,053	12,469	3,034	—	23,770

Total Assets	$4,214	$—	$—	$4,053	$12,469	$3,034	$—	$23,770

Liabilities:

Centrally cleared credit default contracts§	—	2,869	—	—	—	—	—	2,869

Forward currency contracts#	75	—	4	—	4,135	—	2	4,216

Total Liabilities	$75	$2,869	$4	$—	$4,135	$—	$2	$7,085

Total Financial and Derivative Net Assets	$4,139	$(2,869)	$(4)	$4,053	$8,334	$3,034	$(2)	$16,685

Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—

Net amount	$4,139	$(2,869)	$(4)	$4,053	$8,334	$3,034	$(2)

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

Note 10 — New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

The fund designated 1.27% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

26	Putnam VT High Yield Fund	Putnam VT High Yield Fund	27

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	None	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services	
Kenneth R. Leibler Born 1949 Trustee since 2006 and Vice Chair since 2016	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.	Eversource Corporation, which operates New England's largest energy delivery system

28	Putnam VT High Yield Fund

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2016, there were 114 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	Mark C. Trenchard (Born 1962)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President and BSA Compliance Officer
Officer, and Compliance Liaison	Since 2010	Since 2002
Since 2004		Director of Operational Compliance,
	Janet C. Smith (Born 1965)	Putnam Investments and Putnam
Robert T. Burns (Born 1961)	Vice President, Principal Financial Officer,	Retail Management
Vice President and Chief Legal Officer	Principal Accounting Officer, and Assistant
Since 2011	Treasurer	Nancy E. Florek (Born 1957)
General Counsel, Putnam Investments, Putnam	Since 2007	Vice President, Director of Proxy Voting and
Management, and Putnam Retail Management	Director of Fund Administration Services,	Corporate Governance, Assistant Clerk, and
	Putnam Investments and Putnam Management	Associate Treasurer
James F. Clark (Born 1974)		Since 2000
Vice President and Chief Compliance Officer	Susan G. Malloy (Born 1957)
Since 2016	Vice President and Assistant Treasurer
Chief Compliance Officer, Putnam Investments	Since 2007
and Putnam Management	Director of Accounting & Control Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Putnam VT High Yield Fund	29

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s [SEC] website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Kenneth R. Leibler, Vice Chair
Boston, MA 02109	P.O. Box 8383	Liaquat Ahamed
	Boston, MA 02266-8383	Ravi Akhoury
Investment Sub-Advisor	1-800-225-1581	Barbara M. Baumann
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109	Independent Registered	W. Thomas Stephens
Public Accounting Firm
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

This report has been prepared for the shareholders	H511
of Putnam VT High Yield Fund.	VTAN034 304266 2/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2016	$72,031	$ —	$8,166	$ —
December 31, 2015	$69,985	$ —	$7,928	$ —

For the fiscal years ended December 31, 2016 and December 31, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $567,919 and $750,521 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2016	$ —	$559,753	$ —	$ —

December 31, 2015	$ —	$742,593	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2017